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                                                                    Exhibit 3.11
                                  2003109-1266

                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU

                          Certificate of Organization
Entity Number          Domestic Limited Liability Company
  3190318                   (15 Pa. C.S. Section 8913)


Name         Pepper Hamilton LLP                Document will be returned to the
Address     200 One Keystone Plaza              name and address you enter to
         North Front and Market Streets         the left.
               P.O. Box 1181                    [LEFT ARROW}
          Harrisburg, PA 17108-1181
           City     State    Zip


Fee: $125
                                            Filed in the Department of State
                                            on DEC 31 2003

                                            /s/ Pedro C. Curtis
                                                --------------------------------
                                                Secretary of the Commonwealth

     In compliance with the requirements of 15 Pa.C.S. Section 8913 (relating to certificate of organization), the undersigned desiring to organize a limited liability company, hereby certifies that:

1. The name of the limited liability company (designator is required, i.e. "company", "limited" or "limited liability company" or abbreviation):

   GNC Franchising, LLC
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2.   The (a) address of the limited liability company's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

     (a) Number and Street    City          State     Zip       County
         300 Sixth Avenue     Pittsburgh    PA        15222     Allegheny
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     (b) Name of Commercial Registered Office Provider          County
c/o:
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3.   The name and address, including street and number, if any, of each organizer is (all organizers must sign on page 2):

     Name                               Address

     Kimberly A. Petrolo                500 Grant Street, 50th Floor,
                                        Pittsburgh, PA 15219

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4. Strike out if inapplicable term

   xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

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5. Strike out if inapplicable:

   Management of the company is vested in a manager or managers.

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6. The specified effective date, if any is:     1/1/2004         12:00 a.m.    .
                                             -----------------------------------
                                             month date year     hour, if any

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7. Strike out if inapplicable  xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
   xxxxxxxxxxxxxxxxxxx:

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8. For additional provisions of the certificate, if any, attach an 8-1/2 x 11 sheet.

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                 IN TESTIMONY WHEREOF, the organizer(s) has (xxx)
                 signed this Certificate of Organization this
                 30th day of December, 2003.
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                 By: /s/ Kimberly A. Petrolo
                     -----------------------------
                     Kimberly A. Petrolo
                     Organizer